SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): March 20, 2002
                                                          --------------




                          Coastal Banking Company, Inc.
                 ----------------------------------------------
                            (Exact name of registrant
                          as specified in its charter)




 South Carolina                    333-86371                  58-2455445
 -------------------------------------------------------------------------------
 (State or other                   (Commission              (I.R.S. Employer
 jurisdiction of                   File Number)             Identification No.)
 incorporation)




             36 Sea Island Parkway, Beaufort, South Carolina       29902
  ---------------------------------------------------------------------------
               (Address of principal executive offices)          (Zip Code)




       Registrant's telephone number, including area code: (843) 522-1228
                                                           ---------------




                                 Not Applicable
                ------------------------------------------------
          (Former name or former address, if changed since last report.)

Item 4.  Changes in Registrant's Certifying Accountant.

         The Company filed a Form 8-K/A on March 29, 2002. Exhibit 16.1 to that Form 8-K/A contained a Letter of Tourville, Simpson & Caskey, L.L.P. dated March 29, 2002, to the Securities and Exchange Commission. The letter as filed was inadvertently dated March 27, 2002, and this amended Form 8-K/A is filed to correct the scrivenor's error and correctly date the Letter as of March 29, 2002.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) The following information is filed as an exhibit to the Current Report on Form 8-K/A:

            Exhibit No.        Description
            ---------          -----------

                16.1           Letter of Tourville, Simpson & Caskey, L.L.P.
                               dated March 29, 2002, to the Securities and Exchange Commission

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     COASTAL BANKING COMPANY, INC.



                                     By:  /s/ Randolph C. Kohn
                                         ---------------------------------------
                                         Randolph C. Kohn
                                         President and Chief Executive Officer

Dated April 3, 2002

                                  Exhibit Index


   Exhibit No.            Description
   -----------            -----------

       16.1 Letter of Tourville, Simpson & Caskey, L.L.P. dated March 29, 2002, to the Securities and Exchange Commission